Financial Investors VARIABLE INSURANCE Trust

First Horizon Growth & Income Portfolio

First Horizon Capital Appreciation Portfolio

SUPPLEMENT DATED JUNE 12, 2002
TO THE APRIL 30, 2002

STATEMENT OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Statement of Additional Information ("SAI"), and should be read in conjunction with such SAI.

The following table shall be deleted from the section entitled "Trustees and Officers":
Russell C. Burk (43)	Secretary

Mr. Burk has been General Counsel of ADI, the Distributor, since February 1999, and is also General Counsel of ALPS, the Administrator. Mr. Burk served as Securities Counsel for Security Life of Denver, a subsidiary of ING Group. Prior to joining Security Life, Mr. Burk served as General Counsel for RAF Financial Corporation, member NASD. Because of his position as General Counsel of ADI and ALPS, Mr. Burk is deemed an "affiliate" of the Trust as defined.

The following table shall replace the above table:
Traci A. Thelen (29)	Secretary

Effective June 1, 2002, Ms. Thelen will be General Counsel of ALPS Distributors, Inc., the Distributor, and ALPS Mutual Funds Services, Inc., the Administrator. Ms. Thelen has been Associate Counsel of ALPS Distributors, Inc. and ALPS Mutual Funds Services, Inc. since October 1999. Prior to that, Ms. Thelen did contract work for various law firms in Boulder, Colorado.